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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 20, 1998



                      NATIONAL FINANCIAL AUTO FUNDING TRUST
             (Exact name of registrant as specified in its charter)

                                 333-44159
      DELAWARE                   333-28829                     9999
(State of organization)    (Commission File No.)    (Primary Standard Industrial
                                                     Classification Code Number)

                                 One Park Place
                               621 NW. 53rd Street
                              Boca Raton, FL 33487
                                 (800) 999-7535
   (Address and telephone number of Registrant's principal executive offices)



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Item 5 OTHER EVENTS

Description of the Notes and the Receivables Pool

     On January 20, 1998 (the "Closing Date"), National Auto Finance 1998-1 Trust (the "98-1 Trust"), a Delaware business trust formed by National Financial

Auto Funding Trust (the "Funding Trust" or the "Registrant") issued $85,200,000 aggregate principal amount of Notes designated the National Auto Finance 1998-1 Trust 5.88% Automobile Receivables-Backed Notes, Series 1998-1 (the "Notes"), pursuant to an Indenture, dated as of December 15, 1997, between the 98-1 Trust and Harris Trust and Savings Bank, as Trustee and Trust Collateral Agent. The Notes are secured by trust property consisting primarily of a segregated pool (the "Receivables Pool") of non-prime motor vehicle retail installment sale contracts (the "Receivables"), all of which are secured by new or used automobiles, light-duty trucks, vans or minivans financed thereby. The Receivables Pool consisted as of the Closing Date of Receivables having an aggregate principal balance as of December 15, 1997 (the "Cut-off Date") of approximately $75,504,414.69. The 98-1 Trust may acquire certain additional Receivables on or prior to April 30, 1998 with funds deposited in a Pre-Funding Account in the amount of approximately $16,490,982.64, which additional Receivables will also secure the Notes. As of the Cut-off Date, the Receivables had the characteristics described in the Prospectus dated January 15, 1998 filed with the Commission pursuant to Rule 424(b)(2) of the Securities Act of 1933, as amended. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, forms of which agreements were filed as Exhibits to the Registration Statement.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)  Not applicable.

        (b)  Not applicable.

        (c)  Exhibits

Exhibit No.          Description

1.1 Underwriting Agreement, dated as of January 15, 1998, among National Financial Auto Funding Trust, National Auto Finance Company, Inc. and First Union Capital Markets Corp., as underwriter.

4.1 Indenture, dated as of December 15, 1997, between Wilmington Trust Company, as owner trustee of the National Auto Finance 1998-1 Trust, and Harris Trust and Savings Bank, as Indenture Trustee and Trust Collateral Agent.

4.2 Trust Agreement, dated as of December 15, 1997, between National Financial Auto Funding Trust and Wilmington Trust Company, as Trustee.



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4.3            Sale and Servicing Agreement, dated as of December 15, 1997, among National Financial Auto Funding Trust, as Seller, National Auto Finance 1998-1 Trust, National Auto Finance Company, Inc., as Servicer, and Harris Trust and Savings Bank, as Trust

               Collateral and Backup Servicer.

4.4 Note Guaranty Surety Bond, dated as of January 20, 1998 and delivered by Financial Security Assurance Inc.

10.1 The Purchase and Contribution Agreement, dated as of December 15, 1997, between National Auto Finance Company, Inc. and National Financial Auto Funding Trust.

10.2 The Sale Agreement, dated as of December 15, 1997, between National Financial Auto Funding Trust II and National Financial Auto Funding Trust.

10.3 Imdemnification Agreement, dated as of January 20, 1998, among Financial Security Assurance Inc., National Financial Auto Funding Trust and First Union Capital Markets Corp.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 5,1998

                                        NATIONAL FINANCIAL AUTO FUNDING TRUST

                                        By: /s/ Keith B. Stein
                                            -----------------------------------
                                        Name:  Keith B. Stein
                                        Title: Secretary



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                                INDEX TO EXHIBITS

Exhibit No.                      Description

   1.1 Underwriting Agreement, dated as of January 20, 1998, among National Financial Auto Funding Trust, National Auto Finance Company, Inc. and First Union Capital Markets Corp., as underwriter.

   4.1 Indenture, dated as of December 15, 1997, between Wilmington Trust Company, as owner trustee of the National Auto Finance 1998-1 Trust, and Harris Trust and Savings Bank, as Indenture Trustee and Trust Collateral Agent.


   4.2 Trust Agreement, dated as of December 15, 1997, between National Financial Auto Funding Trust and Wilmington Trust Company, as Trustee.

   4.3 Sale and Servicing Agreement, dated as of December 15, 1997, among National Financial Auto Funding Trust, as Seller, National Auto Finance 1998-1 Trust, National Auto Finance Company, Inc., as Servicer, and Harris Trust and Savings Bank, as Tnist Collateral and Backup Servicer.

   4.4 Note Guaranty Surety Bond, dated as of January 20, 1998 and delivered by Financial Security Assurance Inc.

  10.1 The Purchase and Contribution Agreement, dated as of December 15, 1997, between National Auto Finance Company, Inc. and National Financial Auto Funding Trust.

  10.2 The Sale Agreement, dated as of December 15, 1997, between National Financial Auto Funding Trust II and National Financial Auto Funding Trust.

  10.3 Imdemnification Agreement, dated as of January 20, 1998, among Financial Security Assurance Inc., National Financial Auto Funding Trust and First Union Capital Markets Corp.